SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C.   20549


                                         Form 8-K

                    Current Report Pursuant to Section 13 or 15(d) of
                                The Securities Act of 1934



Date of Report (Date of earliest event reported)  July 31, 1995


                                   PPG INDUSTRIES, INC.

                  (Exact name of registrant as specified in its charter)



Pennsylvania                        1-1687                  25-0730780

(State or other                  (Commission           (I.R.S. Employer
 jurisdiction                     File Number)        Identification No.)
 of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                         15272

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code        (412) 434-3131



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

            The following exhibits are filed hereby so as to become, by way of incorporation by reference, exhibits to Registration Statement No. 33-04983 on Form S-3:

            (12)  Computation of Ratio of Earnings to Fixed
                  Charges

            (23)  Consent of Guy A. Zoghby, Senior Vice
                  President and General Counsel of the
                  Registrant


                                      SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PPG INDUSTRIES, INC.
                                              (Registrant)




                                          /s/ W. H. Hernandez
                                          W. H. Hernandez
                                          Senior Vice President, Finance


Date:  August 9, 1995

                               INDEX TO EXHIBITS


Exhibit                                              Sequential Page Reference

12 - Computation of Ratio of Earnings to
     Fixed Charges                                                4

23 - Consent of Guy A. Zoghby, Senior Vice
     President and General Counsel of the
     Registrant                                                   5